ALLERION INC.

                                   PRO FORMA

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                  (unaudited)

     The Unaudited Pro Forma condensed financial statement should be read in conjunction with the historical consolidated financial statements of the Company and the related notes that were contained in the Company's previously filed forms 10K, 10Q and 8K. The Unaudited Pro Forma Condensed Financial Statements are not necessarily indicative of what the financial position and the results of operations actually would have been if the sale of France, CSD, Australia, New Zealand, Ultimate Data Systems, Network Services and the abandonment of Dealer operations had occurred on the applicable dates. Moreover, they are not intended to be indicative of future results of operations or financial position.


                                                           Three Months Ended               Nine Months
                                                               January 31,                  January 31,
                                                          -------------------          ---------------------
(In thousands except per share amounts)                   1995            1994          1995           1994
                                                          ----            ----          ----           ----


Revenue:
  Service ..........................................    $     0         $     0       $     0        $      0
  Product ..........................................          0               0             0               0
                                                        -------         -------       -------        --------
     Total Revenue .................................          0               0             0               0
                                                        -------         -------       -------        --------
Cost of Sales:
  Service ..........................................          0               0             0               0
  Product ..........................................          0               0             0               0
                                                        -------         -------       -------        --------
     Total Cost of Sales ...........................          0               0             0               0
                                                        -------         -------       -------        --------
Gross margin .......................................          0               0             0               0

Selling, general and administrative expenses .......      1,476           1,969         5,428           6,120
                                                        -------         -------       -------        --------
Loss from operations ...............................     (1,476)         (1,969)       (5,428)         (6,120)
Provision for debt default penalty .................                                   (1,500)
Interest (expense) income (net) ....................        (66)           (110)         (743)           (780)
Unrealized loss on short term investment ...........                                     (334)           (501)
Other expense, net .................................       (638)                         (792)            (61)
                                                        -------         -------       -------         -------
Loss before income taxes ...........................     (2,180)         (2,079)       (8,797)         (7,462)
Provision for income taxes .........................          0               0            37               0
                                                        -------         -------       -------         -------
Net loss ...........................................    ($2,180)        ($2,079)      ($8,834)        ($7,462
                                                        -------         -------       -------         -------
Average number of shares outstanding ...............     10,099          10,740        10,091          10,030
                                                        -------         -------       -------         -------
Net loss per share .................................     ($0.22)         ($0.19)       ($0.88)         ($0.74)
                                                        -------         -------       -------         -------


See Notes To Consolidated Financial Statements and Item 2, Management's Discussion and Analysis of Results of Operations and Financial Condition.

                                 ALLERION INC.

                          CONSOLIDATED BALANCE SHEETS

                                  (Unaudited)

     The Unaudited Pro Forma condensed financial statement should be read in conjunction with the historical consolidated financial statements of the Company and the related notes that were contained in the Company's previously filed forms 10K, 10Q and 8K. The Unaudited Pro Forma Condensed Financial Statements are not necessarily indicative of what the financial position and the results of operations actually would have been if the sale of France, CSD, Australia, New Zealand, Ultimate Data Systems, Network Services and the abandonment of Dealer operations had occurred on the applicable dates. Moreover, they are not intended to be indicative of future results of operations or financial position.


                                     ASSETS
                                     ------
                                                                                January 31,        April 30,
(In thousand except per share amounts)                                              1995              1994
                                                                                ----------         ---------

Current Assets:

Cash ........................................................................     $  163             $    0

Short-term investment (market value of $841 at April 30, 1994) ..............          0                400

Trade Receivables ...........................................................          0                  0

Other receivables, net ......................................................         55              1,141

Inventories, net ............................................................          0                  0

Other current assets ........................................................        330                834
                                                                                  ------             ------
    Total current assets ....................................................        548              2,375
                                                                                  ------             ------

Leasehold improvements and equipment, net ...................................        401              1,057

Intangibles, net ............................................................        958                556

Other assets ................................................................        623                821
                                                                                  ------             ------
    Total Assets ............................................................     $2,530             $4,809
                                                                                  ======             ======


See Notes To Consolidated Financial Statements and Item 2, Management's Discussion and Analysis of Results of Operations and Financial Condition.

                                 ALLERION INC.

                                  (Unaudited)



                     LIABILITIES AND SHAREHOLDERS' DEFICIT
                     -------------------------------------

                                                                                January 31,         April 30,
(In thousands except per share amounts)                                            1995               1994
                                                                                ----------          ---------

Current Liabilities:

Accounts payable ............................................................    $  3,314           $  3,597

Accrued liabilities .........................................................       3,049              4,098

Deferred revenue ............................................................           0                  0

Revolving line of credit ....................................................         495              2,429

Current portion of long term debt ...........................................       4,704              4,445
                                                                                 --------           --------

    Total current liabilities ...............................................      11,562             14,569
                                                                                 --------           --------

Long-Term Liabilities:

Long-term debt, net of current portion ......................................                          2,823

Other long-term liabilities .................................................       2,660              2,749
                                                                                 --------           --------

    Total long-term liabilities .............................................       2,660              5,572
                                                                                 --------           --------

Total liabilities ...........................................................      14,222             20,141
                                                                                 --------           --------


Commitments and contingencies
Shareholders' Deficit:

Common stock authorized 30,000,000 shares no par value, shares issued and
  10,107,622 shares outstanding at January 31, 1995, 11,315,547 shares
  issued and 10,060,948 shares outstanding at April 30, 1994 ................      16,897             16,835


Accumulated translation adjustment ..........................................         362                341

Accumulated deficit .........................................................     (22,447)           (20,944)

Treasury stock at cost, 1,254,599
  shares at October 31, 1994 and April 30, 1994 .............................     (11,564)           (11,564)
                                                                                 --------           --------

Total Shareholders' Deficit .................................................     (16,752)           (15,332)
                                                                                 --------           --------

Total Liabilities and Shareholders' Deficit .................................    $  2,530           $  4,809
                                                                                 ========           ========


See Notes To Consolidated Financial Statements and Item 2, Management's Discussion and Analysis of Results of Operations and Financial Condition.